UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 16, 2006
LSB BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One LSB Plaza, Lexington, North Carolina	27292
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 248-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 16, 2006, the Board of Directors of LSB Bancshares, Inc. approved an extension of its stock repurchase program through May 31, 2008, and authorized the company to repurchase a total of 400,000 shares of the company’s common stock under the extended program during the period from May 16, 2006 through May 31, 2008.
On May 18, 2006, LSB Bancshares issued a press release announcing the extension of the Stock Repurchase Program. A copy of the press release is attached to this filing as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
99.1	Press release issued by LSB Bancshares Inc. on May 18, 2006, is furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB BANCSHARES, INC.

Dated: March 19, 2006	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by LSB Bancshares Inc. on May 18, 2006, is furnished herewith.

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